FIFTH AMENDMENT AND CONSENT
                         TO CREDIT FACILITIES AGREEMENT
                            (WITH WAIVER OF DEFAULTS)

     This FIFTH AMENDMENT AND CONSENT TO CREDIT FACILITIES AGREEMENT (this "Agreement") is entered into and effective as of July 21, 2003, by and among Pomeroy IT Solutions, Inc. (formerly known as, Pomeroy Computer Resources, Inc.), Pomeroy Select Integration Solutions, Inc., Pomeroy Select Advisory Services, Inc., Pomeroy IT Solutions Sales Company, Inc. (formerly known as, Pomeroy Computer Resources Sales Company, Inc.), Pomeroy Computer Resources Holding Company, Inc., Pomeroy Computer Resources Operations, LLP, PCR Holdings, Inc. (formerly known as, Technology Integration Financial Services, Inc.), PCR Properties, Inc. (formerly known as, T.I.F.S. Advisory Services, Inc.), TheLinc, LLC, Val Tech Computer Systems, Inc., and Micrologic Business Systems of K.C., LLC (collectively and separately referred to as, "Borrower"), and GE Commercial Distribution Finance Corporation, formerly known as Deutsche Financial Services Corporation ("GECDF"), as Administrative Agent, and GECDF and the other lenders listed on the signature pages hereto (and their respective successors and permitted assigns), as "Lenders" (the "Lenders").

                                    RECITALS:
                                    --------

A. Borrower, Administrative Agent and Lenders are party to that certain Credit Facilities Agreement dated as of June 28, 2001, as amended by the First Amendment to Credit Facilities Agreement dated as of November 13, 2001, as amended by the Second Amendment to Credit Facilities Agreement dated as of March 18, 2002, as amended by the Third Amendment and Consent to Credit Facilities Agreement, dated as of April 11, 2002, and as further amended by the Fourth Amendment and Consent to Credit Facilities Agreement, dated as of May 12, 2003 (the "Fourth Amendment) and each of the consents given thereunder (as amended from time to time, the "Original Loan Agreement").

B. Required Lenders and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.

                                    AGREEMENT
                                    ---------

     Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower, Administrative Agent and the Required Lenders hereby agree as follows:

1. DEFINITIONS. All references to the "Agreement" or the "Loan Agreement" in the Original Loan Agreement and in this Agreement shall be deemed to be references to the Original Loan Agreement as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement.

2. EFFECTIVENESS OF AGREEMENT. This greement shall become effective as of July 21, 2003, but only if this Agreement has been executed by each Borrower, Administrative Agent and the Required Lenders.

3. AMENDMENT OF CONSENT TO REDEMPTIONS. The first sentence of Section 4 to the Fourth Amendment is hereby deleted and replaced with the following:


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     "Notwithstanding the terms of Section 14.11 of the Original Loan Agreement, the Required Lenders consent to the redemption by Pomeroy IT Solutions, Inc. (formerly known as, Pomeroy Computer Resources, Inc.) of the lesser of
     (i) Thirteen Million Dollars ($13,000,000) market value of shares of Pomeroy IT Solutions, Inc.'s (formerly known as, Pomeroy Computer Resources, Inc.) common stock, or (ii) One Million (1,000,000) shares of Pomeroy Computer Resources, Inc.'s common stock, in any case if and only if there is no Existing Default and no Default or Event of Default will occur or is reasonably likely to occur as a result of such redemption."

4. CONSENT TO DIVIDEND. Notwithstanding the terms of Section 14.10 of the Original Loan Agreement, the Required Lenders consent to the payment by Pomeroy IT Solutions, Inc. (formerly known as, Pomeroy Computer Resources, Inc.) of a cash dividend up to an aggregate of Ten Million Dollars ($10,000,000) with respect to its common stock, if and only if there is no Existing Default and no Default or Event of Default will occur or is reasonably likely to occur as a result of such payment of a dividend after giving effect to this Agreement. Such payment of a dividend may occur in one or more dividend declarations, in each case subject to the conditions set forth in the preceding sentence. This consent is conditioned upon all such dividends being declared and paid on or before the close of business on June 25, 2004.

5. WAIVER OF DEFAULTS. Borrower has notified Administrative Agent that Borrower has violated the Minimum Fixed Charge Coverage covenant contained in
Section 15.6 as of the end of Borrower's fiscal quarters ended January 5, 2003 and April 5, 2003. Under Section 16.1.7, Borrower's violation of the referenced financial covenant constitutes an Event of Default. The Borrower has requested that the Required Lenders waive such Event of Default. The Required Lenders hereby waive the Event of Default arising under Section 16.1.7 due to Borrower's violation of the Minimum Fixed Charge Coverage covenant contained in Section
15.6 as of the end of Borrower's fiscal quarters ended January 5, 2003 and April 5, 2003. The waivers contained in this Section 5 are specific in intent and are valid only for the specific purposes for which given. Nothing contained herein obligates Administrative Agent or any Lender to agree to any additional waivers of any provisions of any of the Loan Documents, including but not limited to Sections 15.6 and 16.1.7. The waivers contained in this Section are waivers of known Events of Default only, and shall not operate as a waiver of Administrative Agent's or any Lenders' right to exercise remedies resulting from
(i) existing and/or continuing Defaults or Events of Default of which Administrative Agent or such Lender is not actually aware, or (ii) other future Defaults or Events of Default, whether or not of a similar nature and whether or not known to Administrative Agent or any Lender.

6.     AMENDMENTS.  The  Original  Loan  Agreement is hereby amended as follows:

     6.1. SPECIAL DEFINITIONS - FIXED CHARGES. For all periods after April 5, 2003, the definition of Fixed Charges in Section 15.1 of the Original Loan
Agreement  is  deleted  in  its  entirety  and  replaced  with  the  following:

     "15.1. SPECIAL DEFINITIONS - FIXED CHARGES. "Fixed Charges" means, for any period of calculation, the sum of (i) Interest Expense, (ii) the sum of all scheduled principal payments on long term Indebtedness of Borrower (including mandatory payments on the Term Loan, but excluding all scheduled principal payments on the Subordinated Indebtedness (so long as there is no breach by the Subordinated Lender or the Borrower to any Subordination Agreement) and current maturities of "leasehold indebtedness" as determined under GAAP), (iii) federal, state and local income taxes paid, (iv) Capital Expenditures (excluding permitted expenditures for


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
     Permitted Acquisitions or acquisitions otherwise consented to in writing by Required Lenders), (v) dividends and distributions paid or declared, and
     (vi) the sum of all scheduled payments under all Capital Leases. Notwithstanding (v) immediately above, the calculation of Fixed Charges shall exclude for the trailing four fiscal quarters effected thereby, an aggregate of Ten Million Dollars ($10,000,000) of cash dividends declared and paid by Pomeroy IT Solutions, Inc. (formerly known as Pomeroy Computer Resources, Inc.) on its common stock on or after July 21, 2003 but on or before June 25, 2004 if such dividends are permitted to be declared and paid under the terms of this Agreement and the other Loan Documents.

     6.2.  MINIMUM  FIXED  CHARGE COVERAGE. For all periods after April 5, 2003,
Section 15.6 of the Original Loan Agreement is deleted in its entirety and replaced with the following:

     "15.6. MINIMUM FIXED CHARGE COVERAGE. Each Borrower covenants that the ratio of Borrower's EBITDA to Fixed Charges, calculated as of the last day of each fiscal quarter for the four fiscal quarter period then ended shall be no less than 2.00:1.00 for any fiscal quarter ending after January 5, 2003."

7. REPRESENTATIONS AND WARRANTIES OF BORROWER. Each Borrower hereby represents and warrants to Administrative Agent and the Lenders that (i) such Borrower's execution of this Agreement has been duly authorized by all requisite action of such Borrower; (ii) no consents are necessary from any third parties for such Borrower's execution, delivery or performance of this Agreement, (iii) this Agreement, the Loan Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as disclosed on the disclosure schedule attached to the Original Loan Agreement, all of the representations and warranties contained in Section 11 of the Loan Agreement are true and correct with the same force and effect as if made on and as of the date of this Agreement, and (v) after giving effect to this Agreement, there is no Existing Default.

8. REAFFIRMATION. Each Borrower hereby acknowledges and confirms that (i) the Loan Agreement and the other Loan Documents remain in full force and effect,
(ii) such Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, (iii) the Security Interests of the Administrative Agent under the Security Documents secure all the Loan Obligations under the Loan Agreement, continue in full force and effect, and have the same priority as before this Agreement, and (iv) such Borrower has no claim against Administrative Agent or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents.

9. GOVERNING LAW. This Agreement has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

10. SECTION TITLES. The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

11. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement may be given by


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
facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

12. INCORPORATION BY REFERENCE. Administrative Agent, Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference.

13.     NOTICE-INSURANCE.
The following notice is given pursuant to Section 427.120 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

14.     NOTICE-ORAL  COMMITMENTS  NOT  ENFORCEABLE.
The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

     ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.


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     IN  WITNESS  WHEREOF,  this Agreement has been duly executed as of the date first  above  written.

POMEROY IT SOLUTIONS SALES COMPANY, INC.
(FORMERLY KNOWN AS, POMEROY COMPUTER RESOURCES SALES COMPANY, INC.)
as Borrowing Agent on behalf of itself and each other Borrower pursuant to the authority and power of attorney duly granted to it by each other Borrower

By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------


GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, formerly known as Deutsche Financial Services Corporation, as Administrative Agent and a Lender

By:
   ----------------------------------------
Name:  David  Mintert
Title:  Vice  President--Operations



U.S.  BANK,  N.A.,  AS  A  LENDER

By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------



NATIONAL  CITY  BANK,  AS  A  LENDER

By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------



IBM  CREDIT  LLC,  FORMERLY  IBM  CREDIT  CORPORATION,  AS  A  LENDER

By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------

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

UPS  CAPITAL  CORPORATION,  AS  A  LENDER

By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------



FIFTH  THIRD  BANK,  NORTHERN  KENTUCKY,  INC.,  AS  A  LENDER

By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------


TRANSAMERICA  COMMERCIAL  FINANCE  CORPORATION,  AS  A  LENDER


By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------



FIRST FINANCIAL BANK, (FORMERLY KNOWN AS NATIONAL BANK OF SOUTHWESTERN OHIO), AS A LENDER


By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------


                              {END OF SIGNATURES}


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